SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                    the Securities and Exchange Act of 1934
                                (Amendment No. )

                  Filed by the Registrant                               [X]
                  Filed by a Party other than the Registrant            [ ]

                  Check the appropriate box:

                  [ ]    Preliminary Proxy Statement
                  [X]    Definitive Proxy Statement
                  [ ]    Definitive Additional Materials
                  [ ]    Soliciting Material Pursuant to Rule 14a-11(c) or
                         Rule 14a-12

                          IMG LIQUID ASSETS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                               2203 Grand Avenue
                          Des Moines, Iowa 50312-5338
              (Address of Principal Executive Offices) (Zip Code)

                         Registrant's Telephone Number,
                      including Area Code: (515) 244-5426
                           DAVID W. MILES, President
                          IMG Liquid Assets Fund, Inc.
                               2203 Grand Avenue
                          Des Moines, Iowa 50312-5338
                    (Name and Address of Agent for Service)


                        Copies of all Communications to:
                              DONALD F. BURT, ESQ.
                  Cline, Williams, Wright, Johnson & Oldfather
                          1900 FirsTier Bank Building
                            Lincoln, Nebraska 68508

     Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each partY to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                          VOTE THIS PROXY CARD TODAY!
  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS

                          IMG LIQUID ASSETS FUND, INC.

             Proxy Solicitation on behalf of the Board of Directors
                   for the Special Meeting, November 20, 1995

The undersigned, revoking previous proxies, hereby appoints David W. Miles and Richard A. Miller, and each of them, proxies, with full power of substitution, to vote all stock of the undersigned at the Special Meeting of Shareholders of the IMG Liquid Assets Fund, Inc., to be held at 2203 Grand Avenue, Des Moines, Iowa on November 20, 1995, at 10:00 a.m. and at any adjournments thereof.

Unless otherwise specified in the spaces provided, the undersigned's vote will be cast FOR the item listed below. The proxies may vote at their discretion upon such other matters which may come before the meeting or any adjournments thereof.


    INCREASE AUTHORIZED COMMON STOCK

     _____    FOR

     _____    AGAINST

     _____    ABSTAIN


The Board of Directors recommends a vote FOR the Proposal.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal.


-----------------------------------     ---------------------------------------
Signature                                   Signature


-----------------------------------     ---------------------------------------
Date                                        Date

Shares                            FUND 02                                  Bank
[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]

              Name1
              Name2
              Address
              City, State   Zip

[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]

JOINT OWNERS MUST SIGN EXACTLY AS SHOWN HEREON. PLEASE SIGN AND RETURN EACH PROXY CARD YOU RECEIVE. If you are an administrator or other fiduciary, please give your full title. Corporations should sign the full corporation name by an authorized officer. A partnership should sign in the partnership name by one of the partners.

                          VOTE THIS PROXY CARD TODAY!
  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS

                          IMG Liquid Assets Fund, Inc.

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                              ON NOVEMBER 20, 1995


TO THE SHAREHOLDERS OF IMG LIQUID ASSETS FUND, INC.:

You are cordially invited to attend the Special Meeting of Shareholders of IMG Liquid Assets Fund, Inc., which will be held at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, on Monday, November 20, 1995, at 10:00 a.m., for the following purposes:

   1. To amend the Articles of Incorporation to increase the amount of authorized common stock from two hundred million (200,000,000) to one billion (1,000,000,000) shares;

   2. To transact any other business which may properly come before the meeting.


The close of business on Monday, October 23, 1995, has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at the Special Meeting. There were 179,172,803.01 shares outstanding on October 23, 1995. A list of such shareholders will be maintained at the offices of Investors Management Group, (the "Advisor" or "IMG") at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, during the ten day period preceding the Special Meeting.

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED BY THE MEETING DATE. No postage is required. Prompt return of your proxy card is appreciated. Your vote is important no matter how many shares you own.

Des Moines, Iowa                         BY ORDER OF THE BOARD OF DIRECTORS
October 27, 1995


                                         Ruth Prochaska
                                         Secretary

                          IMG LIQUID ASSETS FUND, INC.

                                PROXY STATEMENT

     This statement was first mailed to shareholders on or about October 27, 1995. The Fund will furnish, without charge, a copy of the annual reports and the most recent interim report succeeding the annual report, to any shareholder upon request providing the name, address and telephone number of the person to whom such request shall be directed. Shareholders should send proxies and any correspondence to the following address:

                          IMG Liquid Assets Fund, Inc.
                               2203 Grand Avenue
                          Des Moines, Iowa 50312-5338

                            SOLICITATION OF PROXIES

     This Statement is furnished to shareholders of IMG Liquid Assets Fund, Inc. (the "Fund") in connection with the solicitation of proxies by the Board of Directors to be used at the Special Meeting of the Shareholders to be held at 10:00 a.m., Des Moines time, on November 20, 1995, at 2203 Grand Avenue, Des Moines, Iowa.

                                 VOTING RIGHTS

     The close of business on October 23, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at the Special Meeting. There were 179,172,803.01 shares outstanding at the close of business on October 23, 1995. Each shareholder will be entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held on each matter presented for shareholder vote at the Special Meeting.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the meeting for the proposal set forth herein and appearing on the proxy. A shareholder executing a proxy may revoke it at any time before it has been voted at the meeting by giving written notice to the Fund, at the address shown above. The proxy may also be revoked by executing a new proxy or attending and voting at the meeting. Abstentions are not counted on determining a number of shares voting for or against any matter listed on the accompanying Notice of Special Meeting, but will be included in determining the number of shares present at the Special Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter or for which such persons do not have discretionary power to vote) will be treated as abstentions. None of the matters presented at the Special Meeting will entitle any shareholders to appraisal rights. Cumulative voting is not authorized.

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the various proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: (1) the nature of the particular proposal lacking a sufficient number of votes, (2) the percentage of votes actually cast, (3) the percentage of negative votes cast, (4) the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on any proposal prior to any adjournment if sufficient votes have been received for approval.

     To the knowledge of the Fund, no shareholders owned beneficially, as of the record date, 5 percent or more of the Fund's outstanding shares.


                               BOARD OF DIRECTORS

     A board of ten directors were elected at the Annual Meeting held on October 9, 1995. The Board of Directors consists of the following members: Robert F. Galligan, Chad L. Hensley, Fred Lorber, Darwin T. Lynner, Jr., Mark A. McClurg, David W. Miles, Richard A. Miller, James W. Paulsen, William E. Timmons, and Steven E. Zumbach. The total number of shares held by all directors as of October 23, 1995 represented less than one percent of the outstanding shares. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

                      1. INCREASE AUTHORIZED COMMON STOCK

         On October 19, 1995, the Board of Directors of the Fund unanimously approved an amendment to the Articles of Incorporation to increase the amount of authorized common stock from two hundred million (200,000,000) shares to one billion (1,000,000,000) shares and determined to recommend it for approval by shareholders of the Fund.

Reasons for the Increase

         The Fund's current Articles of Incorporation authorize the corporation to issue two hundred million (200,000,000) shares of common stock of the par value of $0.001 each. During the most recent quarter ended, the total number of shares of the Fund reached an all-time high of 190,550,271. Because the Board of Directors believes the Fund will continue to increase in size, it recommends increasing the number of authorized shares to one billion (1,000,000,000) so that shares can continue to be sold.

Shareholder Approval

         The Fund is incorporated in the State of Iowa which requires that any amendment to the Articles of Incorporation, including an increase in the amount of authorized shares, shall be approved by shareholder vote. An amendment to the Articles of Incorporation requires the approval of a "majority" of the Fund's outstanding voting securities. Assuming approval of the amendment by the shareholders, the increase in authorized common stock will be effective as of the date of the Special Meeting. The Board of Directors hereby recommends that shareholders approve the resolution increasing common stock as set forth below.

                  BE IT RESOLVED, that paragraph I of Article III of the Articles of Incorporation is hereby amended and restated as follows:

                  "The aggregate number of shares which the corporation shall have authority to issue is one billion (1,000,000,000) shares of common stock of the par value of $.001 each."

                  BE  IT  FURTHER  RESOLVED,  that   the  officers  and
          directors are hereby authorized to take all appropriate action necessary to implement the above stated resolution, including but not limited to, the filing of Amended Articles of Incorporation for the Fund with the Iowa Secretary of State.

                             THE INVESTMENT ADVISOR

     The Fund has retained IMG (the "Advisor") to act as its investment advisor. The address of the Advisor is that of the Fund. The Advisor is a registered investment advisor organized in 1982. Since then, its principal business has been providing continuous investment management to pension and profit sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. IMG has approximately $1.1 billion in equity, fixed income, and money market assets under management.

     IMG Financial Services, Inc., a wholly-owned subsidiary of IMG, serves as distributor for the Fund. The Fund pays a fee computed daily and payable monthly at an annual rate of 0.75 percent of average daily assets. The Fund paid $156,932 in distribution fees during the fiscal year ended June 30, 1995.

     The Advisor is also the investment advisor of IMG Liquid Assets Fund, Inc., IMG Mutual Funds, Inc., Iowa Public Agency Investment Trust, Iowa Schools Joint Investment Trust, and Sub-Advisor of Capital Value Fund, Inc., and engages in certain other activities unrelated to investment companies.

     David W. Miles is President,  Treasurer,  and director of the Advisor; Mark
A. McClurg is Vice President,  Secretary, and director of the Advisor; and James
W. Paulsen is a director of the Advisor. On January 1, 1995, Mr. Paulsen purchased 48,182 shares of IMG voting common stock from Messrs. Miles and McClurg at a price of $6.04 per share. As a result, Messrs. Miles, McClurg and Paulsen each own in excess of 20 percent of the outstanding voting securities of the Advisor. Senior Managing Directors of the Advisor and its wholly-owned subsidiary, are Mark A. McClurg, David W. Miles, and James W. Paulsen. They intend to devote substantially all their time to the operation of the Advisor. Their address is that of the Advisor.

                                    EXPENSES

     The cost of preparing, assembling and mailing this Proxy Statement, the accompanying Notice of Meeting and form of Proxy, and any additional material relating to the meeting which may be furnished to the shareholders subsequent to the furnishing of this statement has been or is to be borne by the Fund. In addition to the solicitation of proxies by use of the mails, proxies may be solicited, without additional costs to the Fund, except for out-of-pocket expenses, by certain officers and employees of the Fund or of the Advisor, personally or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and obtain authorization for the execution of proxies. They will be reimbursed for their out-of-pocket expenses for these services.

                                 OTHER MATTERS

     The officers and directors of the Fund do not know of any matters to be presented to the meeting other than those specified above. If, however, any other matters should come before the meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             Ruth L. Prochaska, Secretary


Des Moines, Iowa
October 27, 1995




                PLEASE PROMPTLY EXECUTE YOUR PROXY AND RETURN IT